CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement
Nos. 33-19274, 33-50543, 33-50715, 33-50617, 333-02571 and 333-14209 of Duke
Power Company on Form S-3 and Registration Statement No. 2-72172 of Duke Power Company on Form S-8 of our report dated February 7, 1997, appearing in this Form 8-K of Duke Power Company filed with the Securities and Exchange Commission on February 10, 1997.



                                         DELOITTE & TOUCHE LLP


Charlotte, North Carolina
February 10, 1997

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